UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 23, 2007
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                           The New York Times Company
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             (Exact name of Registrant as Specified in Its Charter)

         New York                      1-5837                    13-1102020
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

620 Eighth Avenue, New York, New York                              10018
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 556-1234
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition.

     On October 23, 2007, The New York Times Company (the "Company") issued a press release announcing the Company's earnings for the quarter ended September 30, 2007. On October 23, 2007, the Company also issued a press release announcing the Company's revenues for September 2007. Copies of these press releases are furnished as exhibits to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

     (d) Exhibits

   Exhibit 99.1 The New York Times Company Earnings Press Release dated October 23, 2007

   Exhibit 99.2 The New York Times Company September Revenues Press Release dated October 23, 2007

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE NEW YORK TIMES COMPANY



Date: October 23, 2007                          By: /s/ Rhonda L. Brauer
                                                    ----------------------------
                                                    Rhonda L. Brauer
                                                    Secretary and
                                                    Corporate Governance Officer

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                                  Exhibit List

   Exhibit 99.1 The New York Times Company Earnings Press Release dated October 23, 2007

   Exhibit 99.2 The New York Times Company September Revenues Press Release dated October 23, 2007

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